UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 11, 2026

FUSEMACHINES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42909	98-1602789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West 41st Street, 21st Floor

New York. New York 10036

(Address of principal executive offices and zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUSE	Nasdaq Stock Market LLC
Warrants to purchase shares of Common Stock	FUSEW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 11, Fusemachines Inc., a Delaware corporation (the “Company”) entered into a Strategic Share Issuance Agreement dated August 8, 2026 (the “Share Issuance Agreement”) with Qintess Holding e Participações Ltda., a Brazilian limited liability company (“Qintess”). Also on August 11, 2026, the Company entered into a Master License and Services Agreement (the “MSA”) with Qintess.

Under the MSA, Qintess has agreed to purchase a minimum of $6,500,000 of the Company’s products and services (the “Committed Services Spend”) over a three-year term. In connection with the MSA and subject to achievement of the Committed Services Spend, under the Share Issuance Agreement the Company agreed to issue Qintess up to an aggregate of 1,250,000 shares of common stock, par value $0.0001 per share (the “Shares”), in three tranches: (i) 750,000 shares within 10 business days of the effective date of the Share Issuance Agreement; (ii) 250,000 shares on the second anniversary of the effective date if Qintess has purchased at least $4,500,000 of the Committed Services Spend; and (iii) 250,000 shares on the third anniversary of the effective date if Qintess has purchased at least $6,500,000 of the Committed Services Spend, in each case subject to Qintess not being in material breach of its obligations under the Share Issuance Agreement or the MSA.

The Company and Qintess will also enter into a Registration Rights Agreement requiring the Company to file a resale registration statement on Form S-1 (or other appropriate form) within 60 days of closing covering the resale of the Shares.

The foregoing descriptions of the Share Issuance Agreement and the MSA do not purport to be complete and are qualified in their entirety by reference to the full text of the Share Issuance Agreement and the MSA, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01 above, the Company agreed to issue up to an aggregate of 1,250,000 shares of common stock to Qintess pursuant to the Share Issuance Agreement. The Shares were and will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D thereunder. The full description of the Share Issuance Agreement and the Shares as set forth in Item 1.01 are hereby incorporated into this Item 3.02 by reference.

Item 7.01 Regulation FD Disclosure.

On August 12, 2026, the Company issued a press release announcing its entry into the Share Issuance Agreement and the MSA with Qintess. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of the Company. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Specifically, the Company’s statements regarding the anticipated benefits of its strategic relationship with Qintess, Qintess’s performance of its Committed Services Spend obligations under the MSA, future issuances of shares of common stock pursuant to the Share Issuance Agreement, the parties’ ability to perform their respective obligations under the MSA and the Share Issuance Agreement, and other similar statements are forward-looking statements. These statements are subject to risks, uncertainties, and other factors which may be beyond the control of the Company and could cause actual outcomes to differ materially from those expressed or implied by such forward-looking statements, including the risk that anticipated benefits of the Qintess relationship may not be realized, that Qintess may not achieve the required spend thresholds, that future share issuances may be dilutive, and that either party may fail to perform under the MSA or the Share Issuance Agreement. These and other risks are described more fully in the Company’s other filings with the Securities and Exchange Commission (the “Commission”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Commission on March 27, 2026, and other documents the Company files with the Commission from time to time. The Company undertakes no obligation to update forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Strategic Share Issuance Agreement, dated as of August 11, 2026, by and between Fusemachines Inc. and Qintess Holding e Participações Ltda.
10.2	Master License and Services Agreement, dated as of August 11, 2026, by and between Fusemachines Inc. and Qintess Holding e Participações Ltda.
99.1	Press Release dated August 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2026	FUSEMACHINES INC.

	By:	/s/ Sameer Maskey
Sameer Maskey
Chief Executive Officer